UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                 AUGUST 26, 2009
                               ------------------


                                 XTRASAFE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               333-1537                             6226-2780766
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


                 600 LEXINGTON AVE, 9TH FLOOR NEW YORK, NY 10022
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (646) 340-9051
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2009, the Shareholders of Xtrasafe, Inc., elected Daniel Baker, age 33, to the Board of Directors of Registrant, effective August 26, 2009. The Board of Directors appointed Mr. Baker as President and Treasurer, effective August 27, 2009. Mr. Baker had been appointed Secretary in February 2009 and retains that office.

Mr. Baker comes to the Board with significant experience in financial services from Commonwealth Associates where he has worked as a marketing executive and research analyst since 2006. Mr. Baker worked in sales and event planning for David Blaine Productions from 2004 until 2006.

Mr. Baker holds a BA from New York University.
Mr. Baker has served as the Company's Secretary since February 2009.

Mr. Baker is not an officer or director of any reporting company.

There is no arrangement or understanding between Mr. Baker and any other persons pursuant to which Mr. Baker was elected Director or appointed President and Treasurer of Registrant.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2009


XTRASAFE, INC.


By:


/s/ DANIEL BAKER
----------------
DANIEL BAKER
Director, President, Secretary, and Treasurer

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